Exhibit 99.2 Powerful Science Meaningful Medicines Changing Lives BIO89-100 Phase 1b/2a Topline Results Nasdaq: ETNB September 14, 2020Exhibit 99.2 Powerful Science Meaningful Medicines Changing Lives BIO89-100 Phase 1b/2a Topline Results Nasdaq: ETNB September 14, 2020

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to product candidates, estimates of market size, business trends, the anticipated timing, costs, design and conduct of our planned clinical trials for BIO89-100, our only product candidate, the association of preclinical data with potential clinical benefit, the timing of anticipated milestones, the effect of the COVID-19 pandemic on our clinical trials and business operations, the timing and likelihood of regulatory filings and approvals for BIO89-100, our ability to commercialize BIO89-100, if approved, the pricing and reimbursement of BIO89-100, if approved, the potential to develop future product candidates, our ability to scale up manufacturing, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption "Risk Factors" and elsewhere in such report and in other subsequent disclosure documents filed with the SEC.

We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors.

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BIO89-100: Promising Benefit-Risk Profile with Convenient Dosing EFFICACY RESULTS • Significant benefits across key liver parameters observed across all dose groups – Up to 60% reduction in liver fat versus baseline and up to 70% versus placebo – Up to 44% reduction in ALT (35 U/L decrease in high ALT group) – Up to 27% reduction in Pro-C3 • Significant responder rates— Up to 88% and 71% of subjects showed fat reduction ≥30% and ≥50% • Significant improvements in lipids—triglycerides, non-HDL and LDL SAFETY RESULTS & TOLERABILITY • Well tolerated at all doses with low incidence of adverse events that occurred in ≥ 10% of subjects • Very low frequency of gastrointestinal events and similar profile to placebo • No hypersensitivity or tremor observed: no adverse effects on heart rate or blood pressure POTENTIAL BEST-IN-CLASS DOSING REGIMEN • Results seen with weekly and two-week dosing 1BIO89-100: Promising Benefit-Risk Profile with Convenient Dosing EFFICACY RESULTS • Significant benefits across key liver parameters observed across all dose groups – Up to 60% reduction in liver fat versus baseline and up to 70% versus placebo – Up to 44% reduction in ALT (35 U/L decrease in high ALT group) – Up to 27% reduction in Pro-C3 • Significant responder rates— Up to 88% and 71% of subjects showed fat reduction ≥30% and ≥50% • Significant improvements in lipids—triglycerides, non-HDL and LDL SAFETY RESULTS & TOLERABILITY • Well tolerated at all doses with low incidence of adverse events that occurred in ≥ 10% of subjects • Very low frequency of gastrointestinal events and similar profile to placebo • No hypersensitivity or tremor observed: no adverse effects on heart rate or blood pressure POTENTIAL BEST-IN-CLASS DOSING REGIMEN • Results seen with weekly and two-week dosing 1

BIO89-100 Is An FGF21 Optimally Engineered To Balance Potential for Efficacy and Long Dosing Interval C-terminus C-terminus glycoPEG(20kD) FGF21 C-terminus C-terminus Strong and flexible linker FGF21 N-terminus N-terminus (glycoPEGylation technology) β-Klotho β-Klotho β-Klotho Position 182 Ns β-Klotho FGFR FGFR FGFR FGFR N-terminus C-terminus FGF21 XX Mutations in positions 173 and 176 (glycoPEG attached at position 173) Signal transduction Signal transduction Functional response Functional response • FGF21 is an endogenous metabolic hormone that regulates energy expenditure and glucose and lipid metabolism • Proprietary glycoPEGylation technology with site-specific mutations • Long half-life of 55-100 hours vs. native FGF21 half-life of < 2 hours based on single ascending dose study • Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21; no activity against receptor 4 (leads to increased LDL) 2BIO89-100 Is An FGF21 Optimally Engineered To Balance Potential for Efficacy and Long Dosing Interval C-terminus C-terminus glycoPEG(20kD) FGF21 C-terminus C-terminus Strong and flexible linker FGF21 N-terminus N-terminus (glycoPEGylation technology) β-Klotho β-Klotho β-Klotho Position 182 Ns β-Klotho FGFR FGFR FGFR FGFR N-terminus C-terminus FGF21 XX Mutations in positions 173 and 176 (glycoPEG attached at position 173) Signal transduction Signal transduction Functional response Functional response • FGF21 is an endogenous metabolic hormone that regulates energy expenditure and glucose and lipid metabolism • Proprietary glycoPEGylation technology with site-specific mutations • Long half-life of 55-100 hours vs. native FGF21 half-life of < 2 hours based on single ascending dose study • Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21; no activity against receptor 4 (leads to increased LDL) 2

BIO89-100-002: Trial Design


36mg
Placebo
(n=9)
(n=3)
27mg
Placebo
(n=10)
(n=3)
18mg
Placebo
(n=11)
(n=4)
18mg
Placebo
(n=14)
(n=4)
9mg
Placebo
(n=12)
(n=3)
3mg
Placebo
(n=6)
(n=2)
Randomization
QW SC
Q2W SC

- 12-week treatment duration + 4-week safety follow up
- Placebo (n=19) combined across cohorts for analysis

KEY INCLUSION CRITERIA

- NASH* or phenotypic NASH (PNASH)#
- PDFF≥10%

*Subjects with biopsy-proven F1-3

#Central obesity plus T2DM or evidence of liver injury

KEY TRIAL ENDPOINTS

- Safety, PK
- Relative changes in liver fat
- Serum lipids, liver and metabolic markers

- Randomized, pharmacodynamic (PD) and safety analysis set n=81; Study completers n=71
- MRI analysis set n=75 (subjects with post-baseline MRI)

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Baseline Characteristics

Parameter Mean or %	Placebo (n=19)	Pooled BIO89-100 (n=62)	3mg QW (n=6)	9mg QW (n=12)	18mg QW (n=11)	27mg QW (n=10)	18mg Q2W (n=14)	36mg Q2W (n=9)
Age (years)	52.6	51.7	56.1	49.5	51.5	52.0	51.2	52.5
Male/Female	36.8%	38.7%	16.7%	50%	27.3%	20%	28.6%	88.9%
Weight (kg)	93.6	93.6	87.9	87.2	87.1	94.0	101.5	101.1
BMI (kg/m^2)	33.8	34.8	34.3	32.7	32.8	36.8	37.0	34.8
Type 2 Diabetes	63.2%	40.3%	83.3%	33.3%	63.6%	40.0%	21.4%	22.2%
ALT (U/L)	38.8	42.3	45.0	32.8	38.4	53.3	39.1	50.4
AST (U/L)	29.0	31.5	34.5	22.8	30.9	39.0	28.8	38.1
MRI-PDFF (%)	21.8	21.2	22.4	21.4	19.3	22.0	21.6	20.9

Baseline characteristics were similar between NASH (n=15) and PNASH (n=66) subjects

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BIO89-100 Significantly Reduces Liver Fat Across All Dose Groups Absolute Change in Liver Fat (%) from Baseline at Week 13 QW Q2W Placebo 3mg 9mg 18mg 27mg 18mg 36mg 5 • Up to 43% of subjects normalized their liver fat 1.4 (<5%) 0 • BIO89-100 significantly reduced liver volume up to 15% -5 • Changes in liver fat were *** ** -7.5 -7.5 similar between NASH and -10 *** -9.0 *** PNASH subjects *** -9.7 -10.0 *** -13.5 -15 MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 5BIO89-100 Significantly Reduces Liver Fat Across All Dose Groups Absolute Change in Liver Fat (%) from Baseline at Week 13 QW Q2W Placebo 3mg 9mg 18mg 27mg 18mg 36mg 5 • Up to 43% of subjects normalized their liver fat 1.4 (<5%) 0 • BIO89-100 significantly reduced liver volume up to 15% -5 • Changes in liver fat were *** ** -7.5 -7.5 similar between NASH and -10 *** -9.0 *** PNASH subjects *** -9.7 -10.0 *** -13.5 -15 MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 5

BIO89-100 Reduces Liver Fat in Significant Percentage of Subjects Relative Reduction in Liver Fat from Baseline at Week 13 Proportion of Subjects with ≥30% QW Q2W Relative Reduction in Liver Fat Placebo 3mg 9mg 18mg 27mg 18mg 36mg 20% Placebo 0% 10% ** 3mg 60% 0% *** 9mg 82% ** 18mg 60% *** 27mg 86% -30% ** *** *** 18mg 69% -36% -37% *** -43% *** *** 36mg 88% *** -50% -50% -60% *** -60% MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 6 Q2W QWBIO89-100 Reduces Liver Fat in Significant Percentage of Subjects Relative Reduction in Liver Fat from Baseline at Week 13 Proportion of Subjects with ≥30% QW Q2W Relative Reduction in Liver Fat Placebo 3mg 9mg 18mg 27mg 18mg 36mg 20% Placebo 0% 10% ** 3mg 60% 0% *** 9mg 82% ** 18mg 60% *** 27mg 86% -30% ** *** *** 18mg 69% -36% -37% *** -43% *** *** 36mg 88% *** -50% -50% -60% *** -60% MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 6 Q2W QW

Majority of Subjects on BIO89-100 Achieved ≥50% Reduction in Liver Fat Relative Reduction in Liver Fat versus Placebo at Week 13 Proportion of Subjects with ≥50% QW Q2W Relative Reduction in Liver Fat 3mg 9mg 18mg 27mg 18mg 36mg Placebo 0% -10% 3mg 20% ** 9mg 54% -30% ** 18mg 50% *** 27mg 71% *** *** -50% -46% -47% ** 18mg 39% *** -53% *** ** *** -59% 36mg 50% -60% -70% *** -70% MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 7 Q2W QWMajority of Subjects on BIO89-100 Achieved ≥50% Reduction in Liver Fat Relative Reduction in Liver Fat versus Placebo at Week 13 Proportion of Subjects with ≥50% QW Q2W Relative Reduction in Liver Fat 3mg 9mg 18mg 27mg 18mg 36mg Placebo 0% -10% 3mg 20% ** 9mg 54% -30% ** 18mg 50% *** 27mg 71% *** *** -50% -46% -47% ** 18mg 39% *** -53% *** ** *** -59% 36mg 50% -60% -70% *** -70% MRI Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 7 Q2W QW

BIO89-100 Showed Substantial Reduction in Liver Fat and Liver Volume After 12 Weeks of Treatment (Subject at 27mg QW) Liver fat (%) Parameter Baseline Week 13 % Change Liver fat 41.1% 5.1% -87.6% 1.4 -35.4% Liver volume (L) 2.2 8BIO89-100 Showed Substantial Reduction in Liver Fat and Liver Volume After 12 Weeks of Treatment (Subject at 27mg QW) Liver fat (%) Parameter Baseline Week 13 % Change Liver fat 41.1% 5.1% -87.6% 1.4 -35.4% Liver volume (L) 2.2 8

BIO89-100 Showed Substantial Reduction in Liver Fat and Liver Volume After 12 Weeks of Treatment (Subject at 18mg Q2W) Liver fat (%) Parameter Baseline Week 13 % Change Liver fat 16.8% 3.5% -79.2% 0.9 -27.7% Liver volume (L) 1.2 9BIO89-100 Showed Substantial Reduction in Liver Fat and Liver Volume After 12 Weeks of Treatment (Subject at 18mg Q2W) Liver fat (%) Parameter Baseline Week 13 % Change Liver fat 16.8% 3.5% -79.2% 0.9 -27.7% Liver volume (L) 1.2 9

BIO89-100 Significantly Reduces ALT Percent Change Over Time Percent Change from Baseline at Week 13 QW Q2W Baseline W7 W13 Placebo 3mg 9mg 18mg 27mg 18mg 36mg 20% -4% -10% 0% -17% * -19% -20% * * * -30% -27% -27% ** * * * *** *** -40% *** *** *** -40% Placebo 3 mg QW 9 mg QW *** 18 mg QW 27 mg QW 18 mg Q2W -44% 36 mg Q2W -60% -50% Absolute change: -30 U/L -22 U/L 10 PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placeboBIO89-100 Significantly Reduces ALT Percent Change Over Time Percent Change from Baseline at Week 13 QW Q2W Baseline W7 W13 Placebo 3mg 9mg 18mg 27mg 18mg 36mg 20% -4% -10% 0% -17% * -19% -20% * * * -30% -27% -27% ** * * * *** *** -40% *** *** *** -40% Placebo 3 mg QW 9 mg QW *** 18 mg QW 27 mg QW 18 mg Q2W -44% 36 mg Q2W -60% -50% Absolute change: -30 U/L -22 U/L 10 PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo

BIO89-100 has Clinically Meaningful Impact on Subjects with High ALT Absolute Change in ALT (U/L) Absolute Change in ALT at Week 13 (Baseline ALT > 45 U/L) (Baseline ALT > 45 U/L) Baseline W4 W7 W13 Pooled Placebo 10 BIO89-100 n=5 n=17 0 0 -10 -10 -10.5 -20 -17 units -20 -30 * -30 Placebo Pooled BIO89-100 -40 * -35 -40 Change in ALT of ≥17 U/L has been correlated with improvement in fibrosis PD Analysis Set in baseline ALT > 45 U/L (placebo n=6, pooled BIO89-100 n=22); Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 11BIO89-100 has Clinically Meaningful Impact on Subjects with High ALT Absolute Change in ALT (U/L) Absolute Change in ALT at Week 13 (Baseline ALT > 45 U/L) (Baseline ALT > 45 U/L) Baseline W4 W7 W13 Pooled Placebo 10 BIO89-100 n=5 n=17 0 0 -10 -10 -10.5 -20 -17 units -20 -30 * -30 Placebo Pooled BIO89-100 -40 * -35 -40 Change in ALT of ≥17 U/L has been correlated with improvement in fibrosis PD Analysis Set in baseline ALT > 45 U/L (placebo n=6, pooled BIO89-100 n=22); Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 11

BIO89-100 Significantly Improves Other Important Liver Biomarkers Despite Low Baseline Values AST PRO-C3 Percent Change from Baseline at Week 13 Percent Change from Baseline at Week 13 QW Q2W QW Q2W Placebo 3mg 9mg 18mg 27mg 18mg 36mg Placebo 3mg 9mg 18mg 27mg 18mg 36mg 0% 10% 3.3% 1.1% -4% -10% 0% -11% -15% -20% -10% -20% -11.2% -12.8% * -25% -20% -30% * -18.8% -29% -19.7% * *** -40% -30% Baseline: 31 U/L Baseline: 11.9 ng/mL -27.7% -38% PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 12BIO89-100 Significantly Improves Other Important Liver Biomarkers Despite Low Baseline Values AST PRO-C3 Percent Change from Baseline at Week 13 Percent Change from Baseline at Week 13 QW Q2W QW Q2W Placebo 3mg 9mg 18mg 27mg 18mg 36mg Placebo 3mg 9mg 18mg 27mg 18mg 36mg 0% 10% 3.3% 1.1% -4% -10% 0% -11% -15% -20% -10% -20% -11.2% -12.8% * -25% -20% -30% * -18.8% -29% -19.7% * *** -40% -30% Baseline: 31 U/L Baseline: 11.9 ng/mL -27.7% -38% PD Analysis Set; Pre-planned sensitivity analysis; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 12

BIO89-100 Significantly Reduces Triglycerides with Greater Benefit Observed in Subjects with High Triglycerides # Percentage Change from Baseline at Week 13 TG Normalization Rate at week 13 (All Subjects) (Subgroup with Baseline TG ≥200 mg/dL) Placebo Pooled BIO89-100 QW Q2W 60% Placebo 3mg 9mg 18mg 27mg 18mg 36mg 53% 0% -2% 30% 0% -20% -18% 0% -21% N=5 N=15 * -23% -24% * * -28% -28% Decrease from baseline in BIO89-100 treated subgroup with baseline TG ≥200 mg/dL -40% • TG: 33%-49% • Non-HDL: 8%-29% # PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo; TG <150 mg/dL 13BIO89-100 Significantly Reduces Triglycerides with Greater Benefit Observed in Subjects with High Triglycerides # Percentage Change from Baseline at Week 13 TG Normalization Rate at week 13 (All Subjects) (Subgroup with Baseline TG ≥200 mg/dL) Placebo Pooled BIO89-100 QW Q2W 60% Placebo 3mg 9mg 18mg 27mg 18mg 36mg 53% 0% -2% 30% 0% -20% -18% 0% -21% N=5 N=15 * -23% -24% * * -28% -28% Decrease from baseline in BIO89-100 treated subgroup with baseline TG ≥200 mg/dL -40% • TG: 33%-49% • Non-HDL: 8%-29% # PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo; TG <150 mg/dL 13

BIO89-100 Significantly Improves Key Lipid Markers Percentage Change from Baseline At Week 13 Non-HDL LDL-c HDL-c QW Q2W QW Q2W 25% *** 20% 5% 5% * 20% 3% 18% 1% 1% 0% 0% 15% 11% -2% 10% 9% -5% -5% 10% -4% -5% -6% -6% -6% -8% 5% -10% -10% 3% 2% * 0% -15% -15% * -14% -14% * ** -16% -16% QW Q2W -20% -20% PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 14 14BIO89-100 Significantly Improves Key Lipid Markers Percentage Change from Baseline At Week 13 Non-HDL LDL-c HDL-c QW Q2W QW Q2W 25% *** 20% 5% 5% * 20% 3% 18% 1% 1% 0% 0% 15% 11% -2% 10% 9% -5% -5% 10% -4% -5% -6% -6% -6% -8% 5% -10% -10% 3% 2% * 0% -15% -15% * -14% -14% * ** -16% -16% QW Q2W -20% -20% PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo 14 14

BIO89-100 Effect on Glycemic Control Change From Baseline At Week 13 Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W Adiponectin * * * *** * -4.3% 37.7% 25.5% 29.1% 60.9% 23.1% 24.1% Percentage Change & Insulin 10.0% -8.5% -9.4% -22.5% -6.9% -39.7% -34.5% Percentage Change HbA1c (%) <0.1 0.6 0.1 0.1 -0.3 -0.1 0.5 Absolute Change No meaningful changes in weight were observed, except in the 27 mg QW cohort that saw a significant percentage reduction in weight relative to placebo & PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Week7 (last measurement) 15BIO89-100 Effect on Glycemic Control Change From Baseline At Week 13 Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W Adiponectin * * * *** * -4.3% 37.7% 25.5% 29.1% 60.9% 23.1% 24.1% Percentage Change & Insulin 10.0% -8.5% -9.4% -22.5% -6.9% -39.7% -34.5% Percentage Change HbA1c (%) <0.1 0.6 0.1 0.1 -0.3 -0.1 0.5 Absolute Change No meaningful changes in weight were observed, except in the 27 mg QW cohort that saw a significant percentage reduction in weight relative to placebo & PD Analysis Set; MMRM LS Mean; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Week7 (last measurement) 15

Safety Overview Treatment Emergent Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W Adverse Event (TEAE) (n=18) (n=7) (n=12) (n=11) (n=10) (n=14) (n=9) TEAE Leading to Death 0 0 0 0 0 0 0 TEAE Leading to a b 0 0 0 0 1 1 0 Discontinuation Serious Adverse Event 0 0 0 0 0 1 1 COVID 19 [Not Drug Related] a b skin rash; hyperglycemia [Not Drug Related] Safety Analysis Set; one placebo subject received one dose of BIO89-100 3mg and is summarized in 3mg QW group 16Safety Overview Treatment Emergent Placebo 3mg QW 9mg QW 18mg QW 27mg QW 18mg Q2W 36mg Q2W Adverse Event (TEAE) (n=18) (n=7) (n=12) (n=11) (n=10) (n=14) (n=9) TEAE Leading to Death 0 0 0 0 0 0 0 TEAE Leading to a b 0 0 0 0 1 1 0 Discontinuation Serious Adverse Event 0 0 0 0 0 1 1 COVID 19 [Not Drug Related] a b skin rash; hyperglycemia [Not Drug Related] Safety Analysis Set; one placebo subject received one dose of BIO89-100 3mg and is summarized in 3mg QW group 16

Treatment Emergent Adverse Event in ≥ 10% of Pooled BIO89-100 Group

Preferred Term n (%)	Placebo (n=18)	Pooled BIO89-100 (n=63)	3mg QW (n=7)	9mg QW (n=12)	18mg QW (n=11)	27mg QW (n=10)	18mg Q2W (n=14)	36mg Q2W (n=9)
Increased Appetite	0	15.9%	4	2	0	2	2	0
Diarrhea	22.2%	12.7%	1	2	0	2	1	2
Headache	5.6%	11.1%	1	0	0	2	2	2

- GI adverse events were similar to placebo; 7.9% of subjects reported nausea in pooled BIO89-100 vs. 16.7% in placebo
- No hypersensitivity AE reported; few mild injection site reaction events reported
- No tremor reported; no adverse effects on blood pressure or heart rate
- Only treatment related AE reported in ≥10% of pooled BIO89-100 group was mild increased appetite

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Safety Analysis Set; one placebo subject received one dose of BIO89-100 3mg and is summarized in 3mg QW group

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BIO89-100 Has a Favorable Clinical Profile Relative to Leading Classes in Development for NASH

Relative Reduction in Liver Fat versus Placebo


FGF21
FGF19
THRB
FXR
GLP-1
BIO89-100
12 weeks
27mg QW
(n=10)
36mg Q2W
(n=9)
Efruxifermin
16 weeks
28mg QW
(n=19)
50mg QW
(n=20)
Pegbelfermin
16 weeks
10mg QD
(n=23)
20 mg QW
(n=22)
Aldafermin
24 weeks
1mg QD
(n=53)
Resmetirom
12 weeks
80-100mg QD
(n=78)
OCA
72 weeks
25mg QD
(n=40)
Liraglutide
24 weeks
1.2mg QD
(n=68)
0%
-20%
-40%
-60%
-80%
-70%
-60%
-63%
-71%
-32%
-20%
-26%
-26%
-17%
-31%*

Note: All data regarding third-party studies on this slide are based on third-party trials, some of which are in different stages of development. Conclusions on this slide are not based in head-to-head results. Efficacy shown here may change in future clinical trials

*Not placebo-controlled

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BIO89-100 – Demonstrating the Promise of FGF21 in NASH SIGNIFICANT LIVER FAT REDUCTION IMPRESSIVE RESPONDER RATES AT HIGH THRESHOLD (≥50% FAT REDUCTION) LARGE, CLINICALLY MEANINGFUL CHANGES IN ALT ROBUST LIPID CHANGES – TRIGLYCERIDES, NON-HDL, LDL FAVORABLE SAFETY AND TOLERABILITY PROFILE WITH LIMITED GI EVENTS UNIQUE DOSING REGIMEN – FIRST EVERY TWO-WEEK FGF21 ANALOG 19BIO89-100 – Demonstrating the Promise of FGF21 in NASH SIGNIFICANT LIVER FAT REDUCTION IMPRESSIVE RESPONDER RATES AT HIGH THRESHOLD (≥50% FAT REDUCTION) LARGE, CLINICALLY MEANINGFUL CHANGES IN ALT ROBUST LIPID CHANGES – TRIGLYCERIDES, NON-HDL, LDL FAVORABLE SAFETY AND TOLERABILITY PROFILE WITH LIMITED GI EVENTS UNIQUE DOSING REGIMEN – FIRST EVERY TWO-WEEK FGF21 ANALOG 19

Powerful Science. Meaningful Medicines. Changing Lives.Powerful Science. Meaningful Medicines. Changing Lives.